GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC. RESTRICTED SHARE AWARD AGREEMENT This RESTRICTED SHARE AWARD AGREEMENT (the “Award”) is made and entered into as of the 1st day of March, 2021, by and between Griffin Capital Essential Asset REIT, Inc., a Maryland corporation (the “Company”), and _______________ (the “Participant”). Upon and subject to the Additional Terms and Conditions attached hereto and incorporated herein by reference as part of this Award, the Company hereby awards as of the Grant Date to the Participant the Restricted Shares described below in consideration of the Participant’s services to the Company and Participant hereby accepts the Restricted Shares subject to the terms of the Plan and this Award. A. Grant Date: March 1, 2021 B. Restricted Shares: 3,901 shares of the Company’s Common Stock, $0.001 par value per share. C. Plan (under which Award is granted): Griffin Capital Essential Asset REIT, Inc. Amended and Restated Employee and Director Long-Term Incentive Plan D. Vesting: The Restricted Shares shall be fully vested as of the Grant Date. IN WITNESS WHEREOF, the Company and Participant have signed this Award as of the Grant Date set forth above. GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC. By: Participant Title:

1 ADDITIONAL TERMS AND CONDITIONS OF GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC. RESTRICTED SHARE AWARD 1. Code Section 83(b) Election. Pursuant to Section 23.5 of the Plan, the Participant acknowledges that the Participant may not make an election under Section 83(b) of the Code without the Company’s consent. Any attempt by the Participant to make an election under Section 83(b) of the Code without the Company’s consent will result in the immediate forfeiture of this Award. 2. Issuance of Restricted Shares. (a) The Company shall issue the Restricted Shares as of the Grant Date in one or more of the manners described below, as determined by the Company, in its sole discretion: (i) by the issuance of share certificate(s) evidencing Restricted Shares to the Secretary of the Company or such other agent of the Company as may be designated by the Company or the Secretary (the “Share Custodian”); or (ii) by documenting the issuance in uncertificated or book entry form on the Company’s stock records. Evidence of the Restricted Shares either in the form of share certificate(s) or book entry, as the case may be, shall be held by the Share Custodian or the Company, as applicable, until the Restricted Shares become Vested Shares in accordance with the Vesting Schedule. (b) In the event that the Participant forfeits any of the Restricted Shares, the Company shall cancel the issuance on its stock records and, if applicable, the Share Custodian shall promptly deliver the share certificate(s) representing the forfeited shares to the Company. (c) Participant hereby irrevocably appoints the Share Custodian, and any successor thereto, as the true and lawful attorney-in-fact of Participant with full power and authority to execute any stock transfer power or other instrument necessary to transfer any Restricted Shares to the Company in accordance with this Award, in the name, place, and stead of the Participant, by completing an irrevocable stock power in favor of the Share Custodian in the form attached hereto as Exhibit 1. The term of such appointment shall commence on the Grant Date of this Award and shall continue until the last of the Restricted Shares are delivered to the Participant as Vested Shares or are returned to the Company as forfeited Restricted Shares. (d) In the event the number of shares of Common Stock is increased or reduced as a result of a subdivision or combination of shares of Common Stock or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock or other transaction such as a merger, reorganization or other change in the capital structure of the Company, the Participant agrees that any certificate representing shares of Common Stock or other securities of the Company issued as a result of any of the foregoing shall be delivered to the Share Custodian or recorded in book entry form, as applicable, and shall be subject to all of the provisions of this Award as if initially granted hereunder. 3. Rights of a Stockholder. Until the stock ledger entry reflecting the Restricted Shares accruing to the Participant upon vesting of the Restricted Shares is made, the Participant shall not have any rights as a stockholder.

2 4. Dividends. The Participant shall be entitled to dividends or other distributions paid or made on Restricted Shares but only as and when the Restricted Shares to which the dividends or other distributions are attributable become Vested Shares. Dividends paid on Restricted Shares will be held by the Company and transferred to the Participant, without interest, on such date as the Restricted Shares become Vested Shares. Dividends or other distributions paid on Restricted Shares that are forfeited shall be retained by the Company. 5. Restrictions on Transfer of Restricted Shares. (a) Except to the extent approved in writing by the Committee, the Participant shall not have the right to make or permit to exist any transfer or hypothecation, whether outright or as security, with or without consideration, voluntary or involuntary, of all or any part of any r ight, title, or interest in or to any Restricted Shares or Vested Shares prior to the date the Participant becomes fully vested in all Restricted Shares granted pursuant to this Award. After all Restricted Shares have become fully vested pursuant to this Award, there shall be no restrictions on the transfer of the Vested Shares other than those restrictions imposed by any Applicable Laws. (b) The restrictions contained in this Section will not apply with respect to transfers of the Restricted Shares pursuant to the laws of descent and distribution governing the state in which the Participant is domiciled at the time of the Participant’s death; provided that the restrictions contained in this Section will continue to be applicable to the Restricted Shares after any such transfer; and provided further that the transferee(s) of such Restricted Shares must agree in writing to be bound by the provisions of this Award. 6. Changes in Capitalization. (a) The number of Restricted Shares shall be proportionately adjusted from and after the record date for any nonreciprocal transaction between the Company and the holders of capital stock of the Company that causes the per share value of the shares of Common Stock underlying the Award to change (an “Equity Restructuring”), such as a stock dividend, stock split, spinoff, rights offering, or recapitalization through a large, nonrecurring cash dividend. (b) In the case of any reclassification or change of outstanding Common Stock issuable upon vesting of the Award, or in the case of any consolidation or merger of the Company with or into another entity (other than a merger in which the Company is the surviving entity and which does not result in any reclassification or change in the then-outstanding Stock) or in the case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, in each case that is not an Equity Restructuring, then, as a condition of such reclassification, change, consolidation, merger, sale or conveyance, the Company or such successor or purchasing entity, as the case may be, shall make lawful and adequate provision whereby the Participant shall thereafter have the right, on exercise of the Award, to receive the kind and amount of securities, property and/or cash receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of securities issuable upon vesting of the Award immediately before such reclassification, change, consolidation, merger, sale or conveyance. Such provision shall include adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in Subsection (a). Notwithstanding the foregoing, if such a transaction occurs, in lieu of causing such rights to be substituted for the Award, the Committee may, upon 20 days’ prior written notice to the Participant, in its sole discretion: (i) shorten the period during which the Award vests, provided it vests not more than 20 days after the date the notice is given, or (ii) cancel the Award upon payment to the Participant in cash, with respect to the Award, of an amount which, in the sole discretion of the Committee,

3 is determined to be equivalent to the amount, if any, by which the Fair Market Value (at the effective time of the transaction) of the consideration that the Participant would have received if the Award had been vested before the effective time. The actions described in this Subsection (b) may be taken without regard to any resulting tax consequences to the Participant. Any determination made by the Committee pursuant to this Subsection (b) will be final and binding on the Participant. Any action taken by the Committee need not treat all Participants under the Plan similarly. (c) The existence of the Plan and this Award shall not affect in any way the r ight or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding. 7. Compliance With Laws. The Plan, the granting and vesting of this Award under the Plan, the issuance and delivery of the Restricted Shares, and the payment of money or other consideration allowable under the Plan or this Award are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Committee, the Board or the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Committee, the Board or the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and this Award shall be deemed amended to the extent necessary to conform to such laws, rules and regulations. Nothing in the Plan or in this Award shall require the Company to issue any Stock with respect to the Award if, in the opinion of counsel for the Company, that issuance could constitute a violation of any Applicable Laws. As a condition to the grant or exercise of the Award, the Company may require the Participant (or, in the event of the Participant’s death, the Participant’s legal representatives, heirs, legatees or distributees) to provide written representations concerning the Participant’s (or such other person’s) intentions with regard to the retention or disposition of the Restricted Shares and written covenants as to the manner of disposal of such Stock as may be necessary or useful to ensure that the grant, exercise or disposition thereof will not violate the Securities Act, any other law or any rule of any applicable securities exchange or securities association then in effect. The Company shall not be required to register any Stock under the Securities Act or register or qualify any Stock under any state or other securities laws. 8. Legend on Stock Certificates. Certificates evidencing the Restricted Shares, if issued, may have the following legend and statements of other applicable restrictions endorsed thereon: THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE SOLE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE ANY APPLICABLE FEDERAL OR STATE SECURITIES LAWS. This legend shall not be required for any shares of Stock issued pursuant to an effective

4 registration statement under the Securities Act. Certificates evidencing the Restricted Shares, to the extent appropriate at the time, shall also have noted conspicuously on the certificates a legend intended to give all persons full notice of the existence of any other conditions, restrictions, rights and obligations set forth in this Award and in the Plan. Instead of the foregoing legend, the certificate may state that the Company will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge. Such statement shall also be sent on request and without charge to stockholders who are issued shares without a certificate. 9. Governing Laws. This Award shall be construed, administered and enforced according to the laws of the State of Maryland; provided, however, no Restricted Shares shall be issued except, in the reasonable judgment of the Company, in compliance with exemptions under applicable state securities laws of the state in which the Participant resides, and/or any other applicable securities laws. 10. Successors. This Award shall be binding upon and inure to the benefit of the heirs, legal representatives, successors, and permitted assigns of the parties. 11. Notice. Except as otherwise specified herein, all notices and other communications under this Award shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein. 12. Severability. In the event that any one or more of the provisions or portion thereof contained in this Award shall for any reason be held to be invalid, illegal, or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Award, and this Award shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein. 13. Entire Agreement. Subject to the terms and conditions of the Plan, this Award expresses the entire understanding and agreement of the parties. This Award may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. 14. Violation. Except as provided in Section 5, any transfer, pledge, sale, assignment, or hypothecation of the Award or any portion thereof shall be a violation of the terms of this Award and shall be void and without effect. 15. Headings. Paragraph headings used herein are for convenience of reference only and shall not be considered in construing this Award. 16. Specific Performance. In the event of any actual or threatened default in, or breach of , any of the terms, conditions and provisions of this Award, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. 17. No Right to Continued Service. Neither the establishment of the Plan nor the award of Restricted Shares hereunder shall be construed as giving the Participant the right to continue as a director with the Company.

5 18. Special Definitions. As used in this Award, (a) “Liquidation Event” means any one of the following events which may occur after the Grant Date: (1) the dissolution or liquidation of the Company; (2) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity; (3) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for securities of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction; (4) the sale of all or a majority of the outstanding capital stock of the Company to an unrelated person or entity; or (5) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the successor entity immediately upon completion of the transaction; provided, however, that a Liquidation Event shall not include any transaction where the holders of capital stock of the Company do not receive consideration with respect to their shares of capital stock of the Company in such transaction and such shares of capital stock of the Company remain outstanding after the consummation of such transaction. Notwithstanding the foregoing, no Liquidation Event shall be deemed to have occurred with respect to the Participant by reason of any actions or events in which the Participant participates in a capacity other than in the Participant’s capacity as a director of the Company or as a stockholder of the Company solely exercising the Participant’s voting or tendering rights. (b) Other capitalized terms that are not defined herein have the meaning set forth in the Plan, except where the context does not reasonably permit.

6 EXHIBIT 1 IRREVOCABLE STOCK POWER The undersigned hereby assigns and transfers to Griffin Capital Essential Asset REIT, Inc. (the “Company”), 3,901 shares of the Common Stock of the Company registered in the name of the undersigned on the stock transfer records of the Company; and the undersigned does hereby irrevocably constitute and appoint Javier F. Bitar, his attorney-in-fact, to transfer the aforesaid shares on the books of the Company, with full power of substitution; and the undersigned does hereby ratify and confirm all that said attorney-in-fact lawfully shall do by virtue hereof. Date: Signed: Print Name: IN THE PRESENCE OF: (Print Name) (Signature)